EXHIBIT 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Electro-Sensors, Inc. (the “Company”) on Form 10-QSB for the quarter ended September 30, 2002 as filed with the Securities and Exchange Commission (the “Report”), I, Bradley D. Slye, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 13, 2003

/s/ Bradley D. Slye
Bradley D. Slye
Principal Executive Officer and Principal Accounting Officer

A signed original of this written statement required by Section 906 has been provided to Electro-Sensors, Inc. and will be retained by Electro-Sensors, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.